                                                                   EXHIBIT 10.41

                    --------------------------------------

                                MAIL-WELL TRADE
                            RECEIVABLES CORPORATION

                                     Seller


                            MAIL-WELL I CORPORATION

                                    Servicer


                                      and

                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION

                                    Trustee

               on behalf of the Series 1996-1 Certificateholders

                    --------------------------------------

                            SERIES 1996-1 SUPPLEMENT

                         Dated as of November 15, 1996

                                       to

                        POOLING AND SERVICING AGREEMENT

                         Dated as of November 15, 1996

                    --------------------------------------

                       MAIL-WELL RECEIVABLES MASTER TRUST

                           $100,000,000 Asset Backed
                          Certificates, Series 1996-1

                    --------------------------------------

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
ARTICLE I        CREATION OF THE SERIES 1996-1 CERTIFICATES
   Section 1.1.  Designation........................................... 1

ARTICLE II       DEFINITIONS
   Section 2.1.  Definitions........................................... 1

ARTICLE III      SERVICER
   Section 3.1.  Servicing Compensation................................12

ARTICLE IV       RIGHTS OF CERTIFICATEHOLDERS; INCREASES
   Section 4.1.  Rights of Certificateholders..........................12
   Section 4.2.  Increases.............................................13
   Section 4.3.  Dividing or Combining Increases.......................13
   Section 4.4.  Increased Costs.......................................13
   Section 4.5.  Additional Interest on Increases Bearing a
                 Eurodollar Rate.......................................14
   Section 4.6.  Conditions Precedent to All Increases and
                 Reinvestments.........................................14

ARTICLE V        ALLOCATION AND APPLICATION OF COLLECTIONS
   Section 5.1.  Establishment of Distribution Account.................15
   Section 5.2.  Allocations; Payments on Seller Certificate...........16
   Section 5.3.  Payments for the Series 1996-1 Certificates...........19
   Section 5.4.  Determination and Payment of Principal Amounts........21
   Section 5.5.  Payment of Certificate Interest.......................21

ARTICLE VI       DISTRIBUTIONS AND REPORTS TO SERIES 1996-1 INVESTOR
                 CERTIFICATEHOLDERS
   Section 6.1.  Distributions.........................................22
   Section 6.2.  Reports and Statements to Series 1996-1
                 Certificateholders....................................22
   Section 6.3.  Additional Reporting Requirements.....................23

ARTICLE VII      COVENANTS AND OTHER AGREEMENTS
   Section 7.1.  Further Agreements....................................24
   Section 7.2.  Maintenance of Accounts...............................25
   Section 7.3.  Eligible Investments..................................25
   Section 7.4.  Monthly Officer's Certificate.........................25
   Section 7.5.  Covenants.............................................25
   Section 7.6.  Performance and Compliance with Contracts and
                 Credit and Collection Policy..........................26
   Section 7.7.  Extension or Amendment of Receivables.................26
   Section 7.8.  Change in Business or Credit and Collection
                 Policy................................................26

                                                                            Page
                                                                            ----
     Section 7.9.   Deposits to Lockbox Accounts and Canadian Accounts.......26
     Section 7.10.  Marking of Records.......................................26
     Section 7.11.  Further Assurances.......................................26
     Section 7.12.  Audits...................................................27

ARTICLE VIII        PAY-OUT EVENTS
     Section 8.1.   Series 1996-1 Pay-Out Events.............................27

ARTICLE IX          OPTIONAL TERMINATION, REDUCTION OR REPURCHASE;
                    SERIES TERMINATION
     Section 9.1.   Optional Termination.....................................29
     Section 9.2.   Series 1996-1 Termination................................29

ARTICLE X           FINAL DISTRIBUTION
     Section 10.1.  Sale of Receivables or Certificateholders' Interest
                    pursuant to Section 2.06 of the Agreement and Section
                    9.1 or 9.2 of this Supplement............................29
     Section 10.2.  Distribution of Proceeds of Sale, Disposition or
                    Liquidation of the Receivables Pursuant to Section
                    9.02 of the Agreement....................................30

ARTICLE XI          THE SERIES REPRESENTATIVE
     Section 11.1.  Authorization and Action of the Series Representative....31
     Section 11.2.  The Series Representative's Reliance, Etc................31
     Section 11.3.  The Series Representative and Affiliates.................31
     Section 11.4.  Amendments, Waivers and Other Actions by the
                    Series Representative....................................32

ARTICLE XII         MISCELLANEOUS PROVISIONS
     Section 12.1.  Delivery and Payment for the Series 1996-1
                    Certificates.............................................32
     Section 12.2.  Form of Delivery of Series 1996-1 Certificates...........32
     Section 12.3.  Legend on Series 1996-1 Certificates.....................32
     Section 12.4.  Ratification of Agreement................................32
     Section 12.5.  Counterparts.............................................33
     Section 12.6.  GOVERNING LAW............................................33
     Section 12.7.  Instructions in Writing..................................33
     Section 12.8.  Confidentiality..........................................33

                                    EXHIBITS

EXHIBIT A           FORM OF INVESTOR CERTIFICATE

     SERIES 1996-1 SUPPLEMENT, dated as of November 15, 1996 (this "Supplement")
                                                                    ----------
by and among MAIL-WELL TRADE RECEIVABLES CORPORATION, a corporation organized and existing under the laws of the State of Colorado, as Seller (the "Seller"),
                                                                      ------
MAIL-WELL I CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as Servicer (the "Servicer"), and NORWEST BANK COLORADO,
                                         --------
NATIONAL ASSOCIATION, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under
                                                                -------
the Pooling and Servicing Agreement dated as of November 15, 1996 (as the same may be amended, restated or supplemented from time to time in accordance with its terms, the "Agreement") among the Seller, the Servicer and the Trustee.
                ---------

     Section 6.03 of the Agreement provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Seller, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

     Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.


                                   ARTICLE I

                  CREATION OF THE SERIES 1996-1 CERTIFICATES

     Section 1.1. Designation.  There is hereby created a Series of Investor
                  -----------
Certificates in the form of Exhibit A hereto to be issued pursuant to the Agreement and this Supplement to be known generally as the "Series 1996-1
                                                            -------------
Certificates".  The Series 1996-1 Certificates shall be issued in one Class,
------------
which shall be designated generally as the $100,000,000 Asset Backed Certificates, Series 1996-1 (each, a "Certificate" and collectively, the
                                      -----------
"Certificates").
-------------

                                  ARTICLE II

                                  DEFINITIONS

     Section 2.1. Definitions. In the event that any term or provision contained
                  -----------
herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern with respect to the Series 1996-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of this Supplement except as otherwise provided herein. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement. Each capitalized term defined herein shall relate only to the Series 1996-1 Certificates and no other Series of Certificates issued by the Trust.

     "Accrued and Unpaid Fees" shall mean the product of (i) the product of (a)
      -----------------------
0.00875 and (b) $100,000,000 and (ii) (a) the product of DSO and 2 (b) divided by 365.

     "Affected Person" shall have the meaning specified in Section 4.4.
      ---------------

     "Agreement" shall have the meaning specified in the preamble to the
      ---------
Supplement.

     "Alternate Base Rate" shall mean a fluctuating interest rate per annum as
      -------------------
shall be in effect from time to time, which rate shall be at all times equal to the sum of the Margin and the highest of:

          (a) the rate of interest announced publicly by the Reference Bank in New York, New York, from time to time as the Reference Bank's base rate; and

          (b) the Federal Funds Rate.

     "Amortization Period" shall mean the period beginning on the Amortization
      -------------------
Period Commencement Date, and ending on the earlier of (i) the date on which the Invested Amount and all Interest, Fees and Expenses have been paid in full and
(ii) the Series 1996-1 Termination Date.

     "Amortization Period Commencement Date" shall mean the earliest of (i) the
      -------------------------------------
Scheduled Series 1996-1 Termination Date and (ii) the Early Amortization Commencement Date.

     "Asset Purchase Agreement" shall mean that certain Series 1996-1 Asset
      ------------------------
Purchase Agreement, dated as of the date hereof, among Banque Paribas, New York Branch, the Trustee, CRC and the Liquidity Providers.

     "Available Series 1996-1 Collections" shall mean, for any Monthly Period,
      -----------------------------------
an amount equal to the Floating Allocation Percentage of Collections of Receivables.

     "Average Default Ratio" means, as of any date, the average of the Default
      ---------------------
Ratios for the preceding three Monthly Periods.

     "Average Maturity" means at any time that period of days equal to the
      ----------------
average maturity of the Receivables as calculated by the Servicer in the then most recent Weekly Report; provided if the Trustee, the Liquidity Agent or the Series Representative shall disagree with any such calculation, the Trustee, the Liquidity Agent or the Series Representative may determine the Average Maturity.

     "Bank Rate" for any Interest Period shall mean an interest rate per annum
      ---------
equal to the sum of the Margin plus the Eurodollar Rate for such Interest Period; provided, however, that in the case of:
        --------  -------

          (i) any Interest Period on or prior to the first day of which a Certificateholder shall have notified the Trustee, the Series Representative or the Liquidity Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Certificateholder to fund the Invested Amount at the Bank Rate set forth above (and such Certificateholder shall not have subsequently notified the Trustee, the Series Representative or the Liquidity Agent that such circumstances no longer exist),

          (ii) any Interest Period of one to (and including) 29 days,

          (iii) any Interest Period as to which the Liquidity Agent does not receive notice, by no later than 12:00 noon (New York City time) on the third Business Day preceding the first day of such Interest Period, that the related Increase will not be funded by issuance of commercial paper, or

          (iv) any Interest Period during which the Invested Amount is less than $500,000,

the "Bank Rate" for such Interest Period shall be an interest rate per annum
     ---------
equal to the sum of the Margin and the Alternate Base Rate in effect on the first day of such Interest Period; provided further that the Liquidity Providers
                                   -------- -------
and the Seller may agree in writing from time to time upon a different "Bank
                                                                        ----
Rate."
----

     "Banque Paribas" means Banque Paribas, a French banking corporation.
      --------------

     "Certificate" shall have the meaning specified in Section 1.1.
      -----------

     "Certificate Purchase Agreement" shall mean that certain Certificate
      ------------------------------
Purchase Agreement, dated as of the date hereof, among the Trustee, the Servicer, the Seller, the Series Representative and CRC, as amended or restated from time to time.

     "Certificate Rate" shall mean with respect to any Increase, (i) with
      ----------------
respect to any Interest Period or portion thereof during which such Increase or portion thereof is funded or maintained by issuing Notes, the Investor Rate and
(ii) with respect to any Interest Period or portion thereof during which such Increase or portion thereof is not funded or maintained by issuing Notes, the Bank Rate.

          "Certificate Register" shall mean, for this Series 1996-1, the books
           --------------------
and records of the Series Representative with respect to the Series 1996-1 Certificateholders.

          "Certificateholder" shall mean the Person in whose name a Series 1996-
           -----------------
1 Certificate is registered in the Certificate Register.

          "Closing Date" shall mean November 15, 1996.
           ------------

          "CNAI" shall mean Citicorp North America, Inc.
           ----

          "Collection Delay Period" means ten days or such other number of days
           -----------------------
as the Liquidity Agent or Series Representative may select upon three Business Days' notice to the Seller.

          "Commingling Reserve" shall mean as of any date of determination, an
           -------------------
amount equal to the average of the Negative Monthly Amounts over the preceding twelve Monthly Periods. For the purposes hereof:

     "Negative Monthly Amount" means, for any Monthly Period, an amount equal to the negative difference between the Average Weekly Sales as of the end of such Monthly Period and the Average Weekly Cash as of the end of such Monthly Period.

     "Average Weekly Sales" means, as of the end of each Monthly Period, an amount equal to the Outstanding Balance of Receivables generated by the Originators for such Monthly Period divided by four.

     "Average Weekly Cash" means, as of the end of each Monthly Period, an amount equal to the Collections received, without duplication, in any Lockbox Account, Canadian Account, Concentration Account, Collection Account and Canadian Collection Account during such Monthly Period divided by four.

          "Cost of Funds" shall mean, on any date, the sum of the applicable
           -------------
Eurodollar Rate plus 1.00%.

          "CP Fixed Period Date" means for any Increase, the date of such
           --------------------
Increase and thereafter the first day of each calendar month (or, if such day is not a Business Day, the immediately succeeding Business Day) or any other day as shall have been agreed to by the Seller, the Series Representative and the Liquidity Agent, such agreement to be made prior to the first day of the preceding Fixed Period for such Increase or if there is no preceding Fixed Period, prior to the first day of such Fixed Period.

          "CRC" shall mean Corporate Receivables Corporation, a Delaware
           ---
corporation.

          "Daily Yield Amount" shall mean, on any date, the product of (i) the
           ------------------
Invested Amount and (ii) the Cost of Funds divided by 360.

          "Dilution Horizon Ratio" shall mean, on any date, the Outstanding
           ----------------------
Balance of Receivables created by the Originators for the Monthly Period preceding such day divided by the Outstanding Balance of Receivables as of such date.

          "Dilution Reserve" shall mean, on any date, the product of (i)(a) the
           ----------------
product of 2 and the Dilution Ratio plus (b) the Dilution Volatility Ratio and
(ii) the Dilution Horizon Ratio.

          "Dilution Volatility Ratio" shall mean, on any date, the excess of the
           -------------------------
highest Dilution Ratio calculated during the previous twelve Monthly Periods (or if such date occurs less than twelve Monthly Periods following the date hereof, such fewer number of months occurring prior to such date) over the lowest Dilution Ratio calculated during the previous twelve Monthly Periods.

          "Distribution Account" shall have the meaning specified in Section
           --------------------
4.2(b).

          "Distribution Date" shall mean December 15, 1996 and the 15th day of
           -----------------
each calendar month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

          "DSO" shall mean, as of any date, the average days' sales outstanding
           ---
for the preceding Monthly Period as shown on the books of the Servicer.

          "Early Amortization Commencement Date" shall mean the earlier of the
           ------------------------------------
date on which a Pay-Out Event occurs pursuant to Section 9.01 of the Agreement or a Series 1996-1 Pay-Out Event occurs pursuant to Section 8.1.

          "Eurocurrency Liabilities" shall have the meaning assigned to that
           ------------------------
term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Rate" shall mean, with respect to any Increase and for any
           ---------------
Interest Period, an interest rate per annum equal to the rate per annum at which deposits in U.S. dollars are offered by the principal office of the Banque Paribas in London, England to prime banks in the London interbank market at 11:00 A.M. (London Time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Increase on such first day and for a period equal to such Interest Period.

          "Eurodollar Rate Reserve Percentage" shall mean, for any Fixed Period
           ----------------------------------
with respect to which the Certificate Rate with respect to any Increase is computed by reference to the

Eurodollar Rate, the reserve percentage applicable two Business Days before the first day of such Fixed Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Fixed Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Liabilities is determined) having a term equal to such Fixed Period.

          "Excess Servicing Fee" shall have the meaning specified in Section
           --------------------
5.2(a)(i)(E).

          "Expenses" shall mean the sum of all amounts (other than Invested
           --------
Amount, Interest and Fees) payable to the Certificateholder pursuant to the Certificate Purchase Agreement, the Asset Purchase Agreement or this Supplement.

          "Federal Funds Rate" shall mean, with respect to any day, the rate set
           ------------------
forth in H.15(519) for that day opposite the caption "Federal Funds (Effective)". If on any date of determination, such rate is not published in H.15(519), such rate will be the rate set forth in Composite 3:30 P.M. Quotations for U.S. Government Securities for that day under the caption "Federal Funds/Effective Rate". If on any date of determination, the appropriate rate is not published in either H.15(519) or Composite 3:30 P.M. Quotations for U.S. Government Securities, such rate will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by three leading brokers of Federal funds transactions in New York City prior to 9:00 A.M., New York City time, on that day.

          "Fee Letter" shall mean that certain fee letter, dated as of the date
           ----------
hereof between the Seller and the Liquidity Agent, as amended or restated from time to time.

          "Fees" shall mean the sum of all amounts payable to the
           ----
Certificateholders pursuant to the Fee Letter.

          "Fixed Period" means with respect to any Increase:
           ------------

                    (a) initially the period commencing on the date of such Increase and ending such number of days later as the Seller shall select and the Series Representative shall approve (upon notice to the Series Representative) pursuant to Section 4.2, up to 270 days from such date; and

                    (b) thereafter each period commencing on the last day of the immediately preceding Fixed Period for such Increase and ending such number of days (not to exceed 270 days) later as the Seller shall select and the Series Representative shall approve (upon notice to the Series Representative) including notice by telephone, confirmed in writing) not later than 11:00 A.M. (New York City time) on such last day, except that if the Series
                                                 ------
          Representative shall not have received such notice or approved such period on or before 11:00 A.M. (New York City time) on such last day, such period shall be one day;

provided that (i) in the case of any Fixed Period in respect of which the
--------
Certificate Rate is computed by reference to the rate referred to in clause (i) of the definition of Investor Rate, Fixed Period shall mean each successive period commencing on each CP Fixed Period Date for such Increase and ending on the next succeeding CP Fixed Period Date for such Increase; (ii) any Fixed Period in respect of which the Certificate Rate in respect of each such Increase is computed by reference to the Bank Rate shall be a period from one to and including 29 days, or a period of one, two or three calendar months, as the Seller may select as provided above; (iii) any Fixed Period (other than of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day (provided, however, if the
                                              --------  -------
Certificate Rate in respect of such Fixed Period is computed by reference to the Eurodollar Rate, and such Fixed Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Fixed Period shall end on the next preceding Business
Day); (iv) in the case of any Fixed Period of one day, (A) if such Fixed Period is the initial Fixed Period for an Increase, such Fixed Period shall be the day of purchase of such Increase; (B) any subsequently occurring Fixed Period which is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and, if the immediately preceding Fixed Period is one day, be the day next following such immediately preceding Fixed Period; and (C) if such Fixed Period occurs on a day immediately preceding a day which is not a Business Day, such Fixed Period shall be extended to the next succeeding Business Day; and (v) in the case of any Fixed Period for any Increase which commences before the Termination Date for such Increase and would otherwise end on a date occurring after such Termination Date, such Fixed Period shall end on such Termination Date and the duration of each Fixed Period which commences on or after the Termination Date for such Increase shall be of such duration as shall be selected by the Series Representative.

          "Floating Allocation Percentage" shall mean, on any date of
           ------------------------------
determination, the percentage equivalent of a fraction computed as

                              IA + YR + LDR + SFR
                        -------------------------------
                       The greater of (NRPB + CF) or SAP

          where:

                IA  =  the Invested Amount at the time of computation.

                YR  =  the Yield Reserve at the time of computation.

                LDR =  the Loss and Dilution Reserve at the time of computation.

          SFR  =  the Servicing Fee Reserve at the time of computation.

          NRPB =  the Net Receivables Pool Balance at the time of computation.

          CF   =  the amounts on deposit in the Special Funding Account (in excess of the Minimum Balance) at the time of computation.

          SAP = the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

The Floating Allocation Percentage shall be determined from time to time pursuant to the provisions of Section 4.1(a).

          "Funds Transfer Letter" means a letter in substantially the form of
           ---------------------
Exhibit B hereto executed and delivered by the Seller to the Series Representative, as the same may be amended or restated in accordance with the terms thereof.

          "Incipient Pay-Out Event" shall mean an event that but for notice or
           -----------------------
lapse of time or both would constitute a Series 1996-1 Pay-Out Event.

          "Increase" shall mean, as the context requires, each addition to the
           --------
principal amount of the Certificates made pursuant to Section 6.14(b) of the Agreement or the aggregate amount of all additions to the principal amount of the Certificates made pursuant to Section 6.14(b) of the Agreement.

          "Initial Invested Amount" shall mean the aggregate initial principal
           -----------------------
amount of the Series 1996-1 Certificates, which is $71,000,000.

          "Interest" shall mean the interest distributable in respect of the
           --------
Certificates as calculated in accordance with Section 5.3(a).

          "Interest Period" shall mean, (i) with respect to a Distribution Date,
           ---------------
the period from and including the preceding Distribution Date to and excluding such Distribution Date; provided, however, that the initial Interest Period shall be the period from the Closing Date to and excluding the first Distribution Date and (ii) with respect to an Interim Date, the Fixed Period ending on such Interim Date.

          "Interim Date" shall have the meaning specified in Section 5.3(a).
           ------------

          "Invested Amount" shall mean, when used with respect to any date of
           ---------------
determination, an amount equal to (a) the Initial Invested Amount, minus (b) the
                                                                   -----
aggregate
amount of principal payments made to Certificateholders prior to such date, plus (c) all Increases; provided that if such Invested Amount shall have
      ----                    --------
been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Invested Amount shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

          "Investor Rate" shall mean, for any Interest Period or portion
           -------------
thereof, for any Increase to the extent such Increase is funded or maintained by issuing Notes, at the option of the Series Representative (i) the per annum rate equivalent to the weighted average of the per annum rates paid or payable by CRC, from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of those Notes issued by CRC, that are allocated, in whole or in part, by the Series Representative to fund or maintain such Increase during such Interest Period as determined by the Series Representative (on behalf of CRC) and reported to the Trustee [and the Liquidity Agent], which rates shall reflect and give effect to (x) the commissions of placement agents and dealers in respect of such Notes in the amount of .05% of any such Increase and (y) administration fees in the amount of .03% of any such Increase; provided, if any component of such rate is a discount rate, then in
          --------
calculating the "Investor Rate" for such Interest Period, the Series Representative shall for such component use the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum; or (ii) the rate per annum (or if more than one rate, the weighted average of the rates), which rate or rates shall reflect and give effect to (x) the commissions of placement agents and dealers in respect of such Notes in the amount of .05% of any such Increase and (y) administration fees in the amount of .03% of any such Increase, at which Notes of CRC having a term equal to such Interest Period and to be issued to fund such Increase may be sold by any placement agent or commercial paper dealer selected by the Series Representative on behalf of CRC, as agreed between each such agent or dealer and the Series Representative and notice of which has been given by the Series Representative to the Trustee;

provided if the rate (or rates) as agreed between any such agent or dealer and
--------
the Series Representative for Increase is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

          "Liquidation Day" means each day (i) on which the conditions set forth
           ---------------
in Section 4.6 are not satisfied, and (ii) which occurs on or after the Amortization Period Commencement Date.

          "Liquidity Agent" shall mean Banque Paribas or any successor or
           ---------------
assigns thereto, as liquidity agent under the Asset Purchase Agreement.

          "Liquidity Providers" shall mean each of the financial institutions or
           -------------------
any successor or assigns thereto executing the Asset Purchase Agreement.

          "Loss and Dilution Percentage" shall mean, on any date the greater of
           ----------------------------
(i) 13% or (ii) the sum of (x) the Loss Reserve Percentage and (y) the Dilution Reserve.

          "Loss and Dilution Reserve" shall mean, on any date, an amount equal
           -------------------------
to

                                  LDP x NRPB

          where:

          LDP    =  the Loss and Dilution Percentage on such date.

          NRPB   =  the Net Receivables Pool Balance at the close
                    of business of the Servicer on such date.

          "Loss Horizon Ratio" shall mean the ratio (expressed as a percentage)
           ------------------
computed as of the last day of each Monthly Period by dividing (i) the aggregate original Outstanding Balance of all Receivables created by the Originators during the preceding four Monthly Periods by (ii) the Outstanding Balance of Receivables as of such day.

          "Loss Reserve Percentage" shall mean, on any date, the product of (i)
           -----------------------
2 and (ii) the product of (x) the Average Default Ratio and (y) the Loss Horizon Ratio.

          "Margin" shall mean .50%; provided that on and after the Amortization
           ------
Period Commencement Date, the Margin shall be 1%.

          "Minimum Balance" shall have the meaning specified in Section 7.5(d).
           ---------------

          "Monthly Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.1.

          "Note" shall mean any commercial paper or other promissory note issued
           ----
by CRC to fund or maintain all or any portion of the Invested Amount.

          "Negative Amount" shall have the meaning specified in Section 5.2(a)
           ---------------
(i) (C).
          "Principal" shall mean the principal distributable in respect of the
           ---------
Certificates as calculated in accordance with Section 5.4.

          "Rating Agency" shall mean Standard & Poor's and Moody's.
           -------------

          "Reference Bank" shall mean for purposes of determining the
           --------------
Certificate Rate, Banque Paribas, its successors and assigns.

          "Revolving Period" shall mean the period from and including the
           ----------------
Closing Date to, but not including, the Amortization Period Commencement Date.

          "Scheduled Series 1996-1 Termination Date" shall mean the November 15,
           ----------------------------------------
2001 Distribution Date; provided that no later than November 15, 1998, the Seller, the Originators,

CRC, the Liquidity Agent and CNAI may agree in writing to extend the Scheduled Series 1996-1 Termination Date for eighteen months in which event the Scheduled Series 1996-1 Termination Date shall be so extended.

          "Seller Retained Certificates" shall mean investor certificates of
           ----------------------------
any Series which the Seller retains.

          "Series 1996-1" shall mean the Series of the Mail-Well Corporation
           -------------
Master Trust represented by the Series 1996-1 Certificates.

          "Series 1996-1 Certificateholder" shall mean the holder of record of
           -------------------------------
any Series 1996-1 Certificate.

          "Series 1996-1 Certificates" shall have the meaning specified in
           --------------------------
Section 1.1.

          "Series 1996-1 Pay-Out Event" shall have the meaning specified in
           ---------------------------
Section 8.1.

          "Series 1996-1 Termination Date" shall mean the earlier to occur of
           ------------------------------
(i) the day after the Distribution Date on which the Series 1996-1 Certificates are paid in full, or (ii) the Scheduled Series 1996-1 Termination Date.

          "Series Representative" shall mean, with respect to the Series 1996-1
           ---------------------
Certificates, (x) CNAI, at any time that CRC (i) is a Series 1996-1 Certificateholder and (ii) is funding or maintaining any portion of the Invested Amount by issuing commercial paper or through any credit support maintained for the benefit of CRC through Citibank, N.A. and (y) the Liquidity Agent, at any time (i) the Liquidity Providers are Series 1996-1 Certificateholders or (ii) CRC is a Series 1996-1 Certificateholder and is not funding or maintaining any portion of the Invested Amount by issuing commercial paper or through any credit support maintained for the benefit of CRC through Citibank, N.A. but is funding or maintaining any portion of the Invested Amount by the transfer of participations to no Person other than the Liquidity Providers; provided, that
                                                                --------  ----
with respect to the receipt of any notices under the Agreement, this Supplement or any other Supplement (solely with respect to delivery of notices to the Series Representative for the Series 1996-1 Certificates), "Series Representative" shall mean both CNAI and the Liquidity Agent.

          "Servicing Fee Rate" shall mean .5% per annum (or, in the case of a
           ------------------
Servicer other than Mail-Well I Corporation or any Affiliate thereof, such higher amount, if any, not to exceed 1% per annum).

          "Servicing Fee Reserve" at any time means the sum of (i) the unpaid
           ---------------------
Servicing Fee accrued to such time plus (ii) an amount equal to (a) the Invested Amount on such date multiplied by (b) the product of (x) the Servicing Fee Rate on such date and (y) a fraction having the sum of the Average Maturity plus the Collection Delay Period (each as in effect at such date) as its numerator and 360 as its denominator.

          "Stated Amount" means $100,000,000.  References to the unused portion
           -------------
of the Stated Amount shall mean, at any time, the Stated Amount minus the then outstanding Invested Amount.

          "Termination Date" shall mean the earlier of (i) the Business Day
           ----------------
which the Seller or the Series Representative so designates by notice to the other of at least three Business Days and (ii) the Amortization Period Commencement Date.

          "Yield Amount" shall mean the product of (i) Daily Yield Amount and
           ------------
(ii) the product of (a) DSO and (b) 2.

          "Yield Reserve" at any time shall mean the sum of (i) the Yield
           -------------
Amount and (ii) the Accrued and Unpaid Fees.


                                  ARTICLE III

                                   SERVICER

          Section 3.1. Servicing Compensation.  The share of the Servicing Fee
                       ----------------------
allocable to the Series 1996-1 Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of
                        ---------------------
the product of (a) the Servicing Fee Rate and (b) (i) the Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii)
                                                                     -----
the product of the amounts, if any, on deposit in the Special Funding Account (in excess of the Minimum Balance) as of the last day of the Monthly Period preceding such Distribution Date and the Floating Allocation Percentage with respect to such Monthly Period. The Monthly Servicing Fee shall be payable in arrears to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Section 5.3.


                                  ARTICLE IV

                    RIGHTS OF CERTIFICATEHOLDERS; INCREASES

          Section 4.1. Rights of Certificateholders.  (a) The Series 1996-1
                       ----------------------------
Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1996-1 Certificates at the times and in the amounts specified in this Agreement, (i) the Floating Allocation Percentage of Collections available in the Collection Account and (ii) funds allocable to the Series 1996-1 Certificates on deposit in the Special Funding Account. The Floating Allocation Percentage shall be automatically recomputed (or deemed to be recomputed) on each day other than the Amortization Period Commencement Date. The Floating Allocation Percentage, as computed (or deemed recomputed) as of the day immediately preceding the Amortization Period Commencement Date, shall thereafter remain constant. The Floating Allocation Percentage shall become zero when the Invested Amount and accrued and unpaid Interest thereon shall have been paid in full, and all other amounts owed by the Seller hereunder to the Certificateholders, the Liquidity Providers, the Series Representative or the Liquidity Agent are paid and the Servicer shall have received the accrued Servicing Fee thereon.

          (b) The Seller Certificate shall represent the ownership interest in the Trust Assets not allocated to the Series 1996-1 Certificates and any other Series outstanding, including the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in the Agreement or any Supplement to be paid to the Seller on behalf of the Holder of the Seller Certificate; provided, however, the ownership interest represented
                           --------  -------
by the Seller Certificate and any other Series outstanding shall not represent any interest in the Collection Account or any other Series Account, except as specifically provided in Article V of the Agreement or this Supplement.

          Section 4.2. Increases.  (a) Each Increase by the Certificateholder
                       ---------
shall be made on at least three Business Days' notice from the Seller to the Series Representative. Each such notice shall specify (i) the amount of such Increase requested to be paid to the Seller (which shall not be less than $500,000), (ii) the date of such Increase (which shall be a Business Day), and
(iii) the duration of the initial Fixed Period for such Increase.

          (b) On the date of each such Increase, the Certificateholder shall, upon satisfaction of the applicable conditions set forth herein and in Section
6.14 of the Agreement, make available to the Seller in same day funds an amount equal to such Increase, at the account set forth in the Funds Transfer Letter.

          Section 4.3. Dividing or Combining Increases. Either the Seller or the
                       -------------------------------
Series Representative may, upon notice to the other party received at least three Business Days prior to the last day of any Fixed Period in the case of the Seller giving notice, or up to the last day of such Fixed Period in the case of the Series Representative giving notice, either (i) divide any Increase into two or more Increases having an aggregate principal amount equal to the principal amount of such divided Increase, or (ii) combine any two or more Increases originating on such last day or having Fixed Periods ending on such last day into a single Increase having principal amount equal to the aggregate of the principal amount of such Increases.

          Section 4.4. Increased Costs. (a) If the Certificateholder, any entity
                       ---------------
which enters into a commitment to purchase the Series 1996-1 Certificate or interests therein, or any of their respective Affiliates (each an "Affected
                                                                   --------
Person") determines that compliance with any new law or regulation or on or
------
after January 1, 1997, compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of the capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of or otherwise to maintain the investment in the Series 1996-1 Certificate or interests therein or to the funding thereof and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the

Series Representative), the Seller shall immediately pay to the Series Representative, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments. A certificate as to such amounts submitted to the Seller and the Series Representative by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

          (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) on or after January 1, 1997, compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Affected Person of agreeing to purchase or purchasing, or maintaining the ownership of the Series 1996-1 Certificate in respect of which the Certificate Rate is computed by reference to the Eurodollar Rate, then, upon demand by such Affected Person (with a copy to the Series Representative), the Seller shall immediately pay to the Series Representative (each as a third-party beneficiary), from time to time as specified by the Affected Person, additional amounts sufficient to compensate such Affected Person for such increased costs. A certificate as to such amounts submitted to the Seller and the Series Representative by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

          Section 4.5. Additional Interest on Increases Bearing a Eurodollar
                       -----------------------------------------------------
Rate. The Seller shall pay to any Certificateholder, so long as such
----
Certificateholder shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional Interest on any Increase during each Fixed Period in respect of which Interest is computed by reference to the Eurodollar Rate, for such Fixed Period, at a rate per annum equal at all times during such Fixed Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Fixed Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Certificateholder for such Fixed Period, payable on each date on which Interest is payable on such Increase. Such additional Interest shall be determined by such Certificateholder and notice thereof given to the Seller through the Series Representative within 30 days after any Interest payment is made with respect to which such additional Interest is requested. A certificate as to such additional Interest submitted to the Seller and the Series Representative by such Certificateholder shall be conclusive and binding for all purposes, absent manifest error.

          Section 4.6. Conditions Precedent to All Increases and Reinvestments.
                       -------------------------------------------------------
Each Increase (including the initial Increase) and each reinvestment shall be subject to the conditions precedent that (a) in the case of each Increase, (i) there has been no Increase during the fifteen days prior to the date of such Increase and (ii) the Servicer shall have delivered to the Series Representative at least one Business Day prior to such Increase, in form and substance satisfactory to the Series Representative, a completed Daily Report, Weekly Report and Monthly

Settlement Report containing information covering the most recently ended reporting periods for which information is required pursuant to the Agreement and demonstrating that after giving effect to such Increase no Series 1996-1 Pay-Out Event or Incipient Pay-Out Event would occur, (b) in the case of each reinvestment, the Servicer shall have delivered to the Series Representative on or prior to the date of such reinvestment, in form and substance satisfactory to the Series Representative, a completed Daily Report containing information covering the most recently ended reporting period for which information is required pursuant to the Agreement, (c) on the date of such Increase or reinvestment the following statements shall be true (and acceptance of the proceeds of such Increase or reinvestment shall be deemed a representation and warranty by the Seller that such statements are then true):

               (i) The representations and warranties contained in the Agreement are correct on and as of the date of such Increase or reinvestment as though made on and as of such date,

               (ii) No event has occurred and is continuing, or would result from such purchase or reinvestment, that constitutes a Series 1996-1 Pay-Out Event or an Incipient Pay-Out Event, and

               (iii) The Originators shall have sold or contributed to the Seller, pursuant to the Purchase Agreement, all Originator Receivables arising on or prior to such date, and

(d) the Series Representative and the Liquidity Agent shall have received such other approvals, opinions or documents as they may reasonably request.


                                   ARTICLE V

                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 5.1. Establishment of Distribution Account. The Servicer, for
                       -------------------------------------
the benefit of the Series 1996-1 Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1996-1 Certificateholders (the "Distribution Account"). The Servicer on behalf of the
                         --------------------
Trustee at all times shall maintain accurate records reflecting each transaction in the Distribution Account. The Servicer shall have the power, revocable by the Series Representative, to withdraw funds, and the obligation, as needed, to provide the Series Representative with all information necessary to enable the Series Representative to withdraw funds, from the Distribution Account for the purpose of carrying out its duties hereunder. All such information from the Servicer to the Series Representative shall be provided in writing; provided,
                                                                    --------
however, that the Servicer is entitled to provide such information to the Series
-------
Representative by facsimile. Funds on deposit in the Distribution Account shall not be invested.

          Section 5.2. Allocations; Payments on Seller Certificate.
                       -------------------------------------------

          (a) Daily Allocations of Funds in Collection Account.  Prior to the
              ------------------------------------------------
close of business on each Business Day, the Servicer will provide the Series Representative with all information necessary to enable the Trustee to apply, all Collections and other funds on deposit in the Collection Account (including all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account) in the following order and priority:

              (i) Out of an amount equal to the Floating Allocation Percentage of such Collections in the following order and priority:

                   (A) set aside and hold in trust (and, at the request of the Series Representative, segregate) for the Certificateholders an amount equal to the Interest and Monthly Servicing Fee accrued through such day and not previously set aside;

                   (B) if such day is a Distribution Date or Interim Date, set aside and hold in the Collection Account for application pursuant to
          Section 5.3, all amounts payable pursuant to such Section (except on any day which is a Liquidation Day, amounts payable pursuant to clause
          (e) thereunder) on such Distribution Date or Interim Date, as the case may be;

                   (C) if such day is not a Liquidation Day, reinvest with the Seller such Collections; provided that on any day during the
                                   --------
          Revolving Period that the Floating Allocation Percentage exceeds 100% (the amount by which the Floating Allocation Percentage exceeds 100% being, the "Negative Amount"), such Collections shall be allocated (in whole or part, as necessary) in an amount equal to the Negative Amount and used to repay the Invested Amount as contemplated by Section 5.4(a); and provided further that if the balance of funds in the
                      --------
          Special Funding Account is less than the Minimum Balance, such Collections (in whole or in part, as necessary) in excess of the Collections allocated pursuant to the first proviso of this Section 5.2(a)(i)(C) shall be deposited into the Special Funding Account in an amount necessary to cause the balance of the Special Funding Account to equal the Minimum Balance;

                   (D) if such day is a Liquidation Day, set aside and hold in trust (and, at the request of the Series Representative, segregate) for the Certificateholders the entire remainder of such Collections; provided that if amounts are set aside and held in trust on any
          --------
          Liquidation Day occurring prior to the Termination Date, and thereafter the conditions set forth in Section 4.6 are satisfied or waived by the Series Representative, such previously set aside amounts shall be reinvested in accordance with the preceding subsection (C) on the day of such subsequent satisfaction or waiver of conditions; and

                   (E) during such times as amounts are required to be reinvested in accordance with the foregoing subsection (C) or the proviso to subsection (D), pay to the Servicer for its own account any Collections ("Excess Servicing Fee") in excess of the sum of such amounts plus the amounts that are required to be set aside pursuant to subsections (A) and (B) above provided that the Servicer may, at its
                                        --------
          option, (x) deposit any or all Excess Servicing Fee into the Special
          Funding Account or (y) apply any or all Excess Servicing Fee to reduce the Invested Amount as contemplated by Section 5.4(a).

               (ii) Pay to the Holder of the Seller Certificate an amount ("Seller Collections") equal to the excess of (A) the Collections on deposit in the Collection Account over (B) the amount allocated pursuant to Section 5.2(a)(i), if any; provided that the Seller may,
                                                 -------- ----
          at its option, direct the Servicer to deposit any or all Seller Collections into the Special Funding Account or to be applied to reduce the Invested Amount as contemplated by Section 5.4(a).

          (b)  Daily Allocations of Funds in Canadian Collection Account.  Prior
               ---------------------------------------------------------
to the close of business on each Business Day, the Servicer will provide the Series Representative with all information necessary to enable the Trustee to apply, all Collections and other funds on deposit in the Canadian Collection Account (including all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Canadian Collection Account) in the following order and priority:

               (i) Out of an amount equal to the Floating Allocation Percentage of such Collections in the following order and priority:

                   (A) if such day is a Distribution Date or Interim Date, set aside and hold in the Canadian Collection Account for application pursuant to Section 5.3, all amounts payable pursuant to such Section (except on any day which is a Liquidation Day, amounts payable pursuant to clause (e) thereunder) to the extent that Collections and other funds on deposit in the Collection Account are insufficient to cover the withdrawals referred to in Section 5.3 on such Distribution Date or Interim Date, as the case may be; provided, that any
                                                    --------
          funds so withdrawn from the Canadian Collection Account for application pursuant to Section 5.3 shall have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative;

                   (B) if such day is not a Liquidation Day, reinvest with the Seller such Collections; provided that on any day during the Revolving
                                   --------
          Period that the Floating Allocation Percentage exceeds 100%, such Collections shall be allocated (in whole or part, as necessary) in an amount equal to the Negative Amount (less any amount allocated and paid with respect to the Negative Amount pursuant to Section 5.2 (C)) and be applied to reduce the Invested Amount as contemplated by
          Section 5.4(a)); and provided further that if the balance of
                               --------
          funds
          in the Special Funding Account is less than the Minimum Balance, such Collections (in whole or in part, as necessary) in excess of the Collections allocated pursuant to the first proviso of this Section 5.2(b)(i)(B) shall (to the extent that funds deposited into the Special Funding Account pursuant to the second proviso of Section 5.2(a)(i)(C) are insufficient to cause the balance of the Special Funding Account to equal the Minimum Balance) be deposited into the Special Funding Account in an amount necessary to cause the balance of the Special Funding Account to equal the Minimum Balance; provided,
                                                                    --------
          that any funds allocated pursuant to the first or second provisos of this Section 5.2(b)(i)(B) shall have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative;

                   (C) if such day is a Liquidation Day occurring prior to the Termination Date, set aside and hold in trust (and, at the request of the Series Representative, segregate) for the Certificateholders the entire remainder of such Collections; provided that if amounts are set
                                                --------
          aside and held in trust on any Liquidation Day occurring prior to the Termination Date, and thereafter the conditions set forth in Section
          4.6 are satisfied or waived by the Series Representative, such previously set aside amounts shall be reinvested in accordance with the preceding subsection (B) on the day of such subsequent satisfaction or waiver of conditions;

                   (D) if such day is a Liquidation Day occurring on or after the Termination Date, transfer the entire remainder of such Collections to the Collection Account; provided, that such funds shall
                                                 --------
          have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative; and

                   (E) during such times as amounts are required to be reinvested in accordance with the foregoing subsection (B) or the second proviso to subsection (C), pay to the Servicer for its own account any Collections ("Canadian Excess Servicing Fee") in excess of the sum of such amounts plus the amounts that are required to be set aside pursuant to subsections (A) above; provided that the Servicer
                                                   --------
          may, at its option, (x) deposit any or all Canadian Excess Servicing Fee (after it shall have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative) into the Special Funding Account or (y) apply any or all Canadian Excess Servicing Fee (after it shall have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative) to reduce the Invested Amount and paid pursuant to Section 5.4(a).

                   (ii) Pay to the Holder of the Seller Certificate an amount ("Canadian Seller Collections") equal to the excess of (A) the Collections on deposit in the Canadian Collection Account over (B) the amount allocated pursuant to Section 5.3(a)(i), if any; provided that the
                                                           -------- ----
          Seller may, at its option, direct the Servicer to deposit any or all Canadian Seller Collections (after it shall have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative) into the Special Funding Account or to be applied to reduce the Invested Amount and paid pursuant to Section 5.4(a).

          (c) The allocations to be made pursuant to this Section 5.2 shall also apply to deposits into the Collection Account and the Canadian Collection Account that are, in each case, treated as Collections, including adjustment payments made in accordance with Section 3.09 of the Agreement, payment of the reassignment price pursuant to Section 2.05(b) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section
9.02 or 12.02 of the Agreement and Section 10.2 of this Supplement.

          Section 5.3. Payments for the Series 1996-1 Certificates. The Series
                       -------------------------------------------
Representative and the Liquidity Agent, acting based on information provided (which information the Servicer hereby agrees to give on each Distribution Date) by the Servicer, shall instruct the Trustee to make the following withdrawals from the Collection Account in the following order and priority:

          (a)  Certificate Interest.  On each Distribution Date, the Series
               --------------------
Representative and the Liquidity Agent shall instruct the Trustee to withdraw from the Collection Account, to the extent available (and, to the extent that funds in the Collection Account are insufficient to do so, from the Canadian Collection Account (after the funds therein to be withdrawn shall have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative)), and deposit to the Distribution Account an amount equal to the sum of (1) the product of (I) the Certificate Rate and (II) the Outstanding Balance of each Increase, as determined on the preceding Distribution Date (after giving effect to any reduction therein that occurs on such preceding Distribution Date) (or if there is no preceding Distribution Date, the Closing Date) multiplied by a fraction the numerator of which is the number of days in the related Interest Period (or portion thereof) to and including such Distribution Date and the denominator of which is 360, plus (2) an amount equal to the aggregate amount of the Interest Shortfalls, as
----
defined below (the "Interest"); provided, however, that during any period that
                    --------
CRC is a Certicateholder, the Series Representative may, on any day other than the Distribution Date (each an "Interim Date"), withdraw from the Collection Account and deposit to the Distribution Account all or a portion of the accrued Interest allocable to the Certificate held by CRC.

If the amounts on deposit in the Collection Account and the Canadian Collection Account are insufficient to pay such amounts in respect of any Interest Period, payments to the Certificateholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency for any Interest Period shall be referred to as the "Interest Shortfall" for such Interest Period.
                             ------------------
Interest shall accrue on each Interest Shortfall for each Interest Period at the Certificate

Rate (calculated on the basis of actual days elapsed over a year of 360 days) and such interest shall be included in the Interest Shortfalls.

         (b) Certificateholder Fees.  On each Distribution Date, the Liquidity
             ----------------------
Agent shall instruct the Trustee to withdraw from the Collection Account, to the extent available (and, to the extent that funds in the Collection Account are insufficient to do so, from the Canadian Collection Account (after the funds therein to be withdrawn shall have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative)), an amount equal to the lesser of (x) the Available Series 1996-1 Collections less any amounts withdrawn from the Collection Account pursuant to Section 5.3(a) and (y) the amount of all Fees payable for the preceding Interest Period plus all accrued and unpaid Fees in respect of
                          ----
previous Interest Periods, and the Series Representative shall pay such amount on the next Distribution Date to the Certificateholders.

         (c) Servicing Fee.  On each Distribution Date that Mail-Well  I
             -------------
Corporation or an Affiliate thereof is not the Servicer, the Series Representative and the Liquidity Agent shall instruct the Trustee to withdraw from the Collection Account, to the extent available (and, to the extent that funds in the Collection Account are insufficient to do so, from the Canadian Collection Account (after the funds therein to be withdrawn shall have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative)), an amount equal to the lesser of (x) the Available Series 1996-1 Collections less any amounts withdrawn from the Collection Account pursuant to Sections 5.4(a) and (b), and (y) the Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus all
                                                                 ----
accrued and unpaid Monthly Servicing Fees in respect of previous Monthly Periods, and the Series Representative shall pay such amount to the Servicer.

         (d) Certificateholder Expenses.  On each Distribution Date, the Series
             --------------------------
Representative and the Liquidity Agent shall instruct the Trustee to withdraw from the Collection Account, to the extent available (and, to the extent that funds in the Collection Account are insufficient to do so, from the Canadian Collection Account (after the funds therein to be withdrawn shall have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative)), an amount equal to the lesser of (x) the Available Series 1996-1 Collections less any amounts withdrawn from the Collection Account pursuant to Sections 5.3(a) through (c) and (y) the amount of all Expenses payable for the preceding Monthly Period plus all accrued
                                                                ----
and unpaid Expenses in respect of previous Monthly Periods, and the Series Representative shall pay such amount on the next Distribution Date to the Certificateholders.

         (e) Servicing Fee.   On each Distribution Date which is not a
             -------------
Liquidation Day that Mail-Well I Corporation or an Affiliate thereof is the Servicer, the Series Representative and the Liquidity Agent shall instruct the Trustee to withdraw from the Collection Account, to the extent available (and, to the extent that funds in the Collection Account are insufficient to do so, from the Canadian Collection Account (after the funds therein to be withdrawn shall have been converted to United States Dollars in a manner acceptable to the Trustee, the Liquidity Agent and the Series Representative)), an amount equal to the lesser of (x) the Available Series 1996-1 Collections less any amounts withdrawn from the Collection Account pursuant to Sections 5.3(a) through (d), and (y) the Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus all accrued and unpaid
                                                   ----
Monthly Servicing Fees in respect of previous Monthly Periods, and the Series Representative shall pay such amount to the Servicer.

          Section 5.4 Determination and Payment of Principal Amounts.  (a) Prior
                      ----------------------------------------------
to the Amortization Period Commencement Date, the outstanding principal amount of the Series 1996-1 Certificates shall vary from time to time as Increases are made and as Collections are allocated to repay (in whole or in part) the Invested Amount pursuant to Sections 5.2(a)(i)(C) and (E), 5.2(a)(ii), 5.2(b)(i)(B) and (D), 5.2(b)(ii). In any event, the aggregate principal amount of any Series 1996-1 Certificates outstanding at any time shall not exceed the Stated Amount.

          (b) On each Distribution Date following the Amortization Period Commencement Date, the Servicer shall provide the Series Representative and the Liquidity Agent with all information necessary to enable the Series Representative to instruct the Trustee to withdraw, and on the next succeeding Distribution Date the Trustee shall, subject to the provisions of this Article V, withdraw, from the Collection Account (or, subject to Section 5.3, the Canadian Collection Account) and deposit in the Distribution Account the amount deposited in the Collections Account (or, subject to Section 5.3, the Canadian Collection Account) during the preceding Monthly Period.

          (c) On the final Distribution Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence, and on the final Distribution Date the Servicer shall, or shall provide the Series Representative and the Liquidity Agent with all information necessary to enable the Series Representative and the Liquidity Agent to instruct the Trustee to, and the Trustee shall, withdraw all funds from the Collection Account and deposit the same into the Distribution Account.

          (d) On each Distribution Date occurring after a deposit is made pursuant to Section 5.4(a), the Series Representative and the Liquidity Agent shall pay in accordance with Section 6.1 to the Certificateholders from the Distribution Account the lesser of (i) the amount deposited into the Distribution Account pursuant to Section 5.4(a) on such date and (ii) the Invested Amount on such date.

          Section 5.5 Payment of Certificate Interest.  On each Distribution
                      --------------------------------
Date or Interim Date, as the case may be, the Series Representative shall pay in accordance with Section 6.1(a) to the Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to Section 4.4(a) on such date.

                                   ARTICLE VI

              DISTRIBUTIONS AND REPORTS TO SERIES 1996-1 INVESTOR
                               CERTIFICATEHOLDERS

         Section 6.1 Distributions . (a) On each Distribution Date, the Series
                     --------------
Representative and the Liquidity Agent shall instruct the Trustee to distribute to each Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay Interest on the Certificates pursuant to this Supplement; provided, however, that during any period that CRC is a Certificateholder, the Series Representative and the Liquidity Agent shall distribute on each Interim Date any amounts deposited in the Distribution Account on such Interim Date on account of CRC's share of Interest pursuant to Section 5.3(a).

         (b) On each Distribution Date, the Series Representative and the Liquidity Provider shall instruct the Trustee to distribute to each Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Certificateholder's pro rata share of the amounts that are allocated and available on such date to pay principal of the Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Invested Amount on such date.

         (c) The distributions to be made pursuant to this Section 6.1 are subject to the provisions of Sections 2.06, 9.02, and 12.02 of the Agreement and Sections 10.1 and 10.2 of this Supplement.

         (d) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Certificateholders hereunder shall be made in immediately available funds to each Certificateholder in accordance with such Certificateholder's instructions or in the absence of such instructions, by check mailed to such Certificateholder's address appearing in the Certificate Register without representation or surrender of any Series 1996-1 Certificate or the making of any notation thereon.

         Section 6.2 Reports and Statements to Series 1996-1 Certificateholders.
                     ----------------------------------------------------------
(a) Each day the Servicer shall deliver to the Trustee and the Series Representative a Daily Report and, not later than the 4th Business Day of each calendar week, the Servicer shall deliver to the Trustee and the Series Representative a Weekly Report.

         (b) Not later than each Determination Date, the Servicer shall deliver to the Trustee and the Series Representative a Monthly Settlement Report.

         (c) On or before January 31 of each calendar year, beginning with January 31 1997, the Series Representative, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1996-1

Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1996-1 Certificateholders, as set forth in paragraph (a) above, as applicable, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-1 Certificateholder, together with the other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code.

         (d) Each of the Seller, the Servicer and the Trustee agrees, as to itself, that concurrently with the sending of any notice, demand, direction, report, certificate or opinion required to be sent by it under the Agreement to any other party to the Agreement or to any Rating Agency or Series Enhancer, it will send the same to the Series Representative.

          Section 6.3.  Additional Reporting Requirements .  The Seller will
                        ----------------------------------
provide to the Trustee and the Series Representative (in multiple copies, if requested by the Trustee or the Series Representative) the following:

                  (i) as soon as available and in any event within 45 days after the end of the first three quarters of each fiscal year of Mail-Well, Inc., balance sheet of Mail-Well, Inc. and its Subsidiaries as of the end of such quarter and statements of income and retained earnings of Mail-Well, Inc. and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of Mail-Well, Inc.;

                  (ii) as soon as available and in any event within 90 days after the end of each fiscal year of Mail-Well, Inc., a copy of the annual report for such year for Mail-Well, Inc. and its Subsidiaries, containing financial statements for such year audited by Deloitte & Touche or other independent public accountants acceptable to the Trustee and the Series Representative;

                  (iii) as soon as possible and in any event within five days after the occurrence of each Incipient Pay-Out Event or Series 1996-1 Pay-Out Event, a statement of the chief financial officer of the Seller setting forth the details of such Incipient Pay-Out Event or Series 1996-1 Pay-Out Event and the action that the Seller has taken and proposes to take with respect thereto;

                  (iv) promptly after the sending or filing thereof, copies of all reports that Mail-Well, Inc. sends to any of its security holders, and copies of all reports and registration statements that Mail-Well, Inc. or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                  (v) promptly after the filing or receiving thereof, copies of all reports and notices that the Seller or any Affiliate files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S.

             Department of Labor or that the Seller or any Affiliate receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Seller or any Affiliate is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition which could, in the aggregate, result in the imposition of liability on the Seller and/or any such Affiliate in excess of $5,000,000;

                 (vi) at least ten Business Days prior to any change in the name of any Originator or the Seller, a notice setting forth the new name and the effective date thereof;

                 (vii) promptly after the Seller obtains knowledge thereof, notice of any "Insolvency Event" or "Trigger Event" as described in
             Article VIII, Section 2 of the Purchase Agreement;

                 (viii) as soon as possible and in any event no later than the day of occurrence thereof, notice that any Originator has stopped selling or contributing to the Seller, pursuant to the Purchase Agreement, all newly arising Originator Receivables;

                 (ix) at the time of the delivery of the financial statements provided for in clauses (i) and (ii) of this paragraph, a certificate of the chief financial officer or the treasurer of the Seller to the effect that, to the best of such officer's knowledge, no Incipient Pay-Out Event or Series 1996-1 Pay-Out Event has occurred and is continuing or, if any Incipient Pay-Out Event or Series 1996-1 Pay-Out Event has occurred and is continuing, specifying the nature and extent thereof;

                 (x) promptly after receipt thereof, copies of all notices received by the Seller from any Originator under the Purchase Agreement; and

                 (xi) such other information respecting the Receivables or the condition or operations, financial or otherwise, of the Seller as the Trustee or the Series Representative may from time to time reasonably request.


                                 ARTICLE VIII

                         COVENANTS AND OTHER AGREEMENTS

          Section 7.1  Further Agreements.   Notwithstanding anything to the
                       ------------------
contrary in the Agreement, without the prior written consent of the Series Representative in each instance: (1) the Seller shall not issue any new Series of Investor Certificates as contemplated by

Section 6.03 of the Agreement; (2) the Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, except as contemplated by Section
7.02 of the Agreement and provided that no Incipient Pay-Out Event or Series 1996-1 Pay-Out Event shall have occurred and be continuing or would result therefrom; (3) the Servicer, if Mail-Well I Corporation, shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person or assign its obligations as Servicer to any Person, other than as contemplated by Section 8.02 of the Agreement and provided that no Incipient Pay-Out Event or Series 1996-1 Pay-Out Event shall have occurred and be continuing or would result therefrom; (4) the Trustee shall not appoint a Successor Servicer (other than itself), as contemplated by Section 10.02(a) of the Agreement; and (5) the Trustee shall not change any instructions regarding the Lockboxes, the Lockbox Accounts or the Canadian Accounts or terminate any agreement relating to the Lockbox, the Lockbox Account or the Canadian Accounts.

          Section 7.2.  Maintenance of Accounts. Notwithstanding anything to the
                        -----------------------
contrary contained in the Agreement, so long as Norwest Bank Colorado, National Association shall be the Trustee, the Collection Account, the Distribution Account and the Special Funding Account shall be maintained with the Trustee and the Canadian Collection Account shall be maintained at Royal Bank of Canada.

          Section 7.3.  Eligible Investments. Notwithstanding anything to the
                        --------------------
contrary contained in the Agreement or this Supplement, funds on deposit in the Collection Account, the Canadian Collection Account and Special Funding Account shall be invested in Eligible Investments.

          Section 7.4.  Monthly Officer's Certificate.  The Seller shall provide
                        -----------------------------
an Officer's Certificate to the Series Representative on each Determination Date to the effect that no Series 1996-1 Pay-Out Event has occurred.

          Section 7.5.  Covenants.  Until the Series 1996-1 Termination Date,
                        ---------
the Seller:

          (a) shall maintain tangible net worth (calculated solely for the purpose of this Section as if the Series 1996-1 Certificates and any other Investor Certificates (other than Seller Retained Certificates) constituted Indebtedness of the Seller) no less than 10% of the aggregate amount of the Net Receivables Pool Balance;

          (b) shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Receivables pursuant to the Purchase Agreement or (ii) for investments in Eligible Investments in accordance with the terms of the Agreement and this Supplement;

          (c) shall not request more than two Increases during any one Monthly Period; and

          (d) shall maintain a balance (the "Minimum Balance") in the Special
                                             ---------------
Funding Account at all times equal to or greater than the amount of the Commingling Reserve as of the date the Commingling Reserve was last calculated.

          Section 7.6.  Performance and Compliance with Contracts and Credit and
                        --------------------------------------------------------
Collection Policy.  Each of the Servicer and the Seller, as applicable, will,
-----------------
at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

          Section 7.7.  Extension or Amendment of Receivables.  The Seller will
                        -------------------------------------
not (and the Servicer will not, other than in accordance with the Credit and Collection Policy) extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

          Section 7.8.  Change in Business or Credit and Collection Policy.
                        --------------------------------------------------
Neither the Servicer nor the Seller will make any change in the character of its business or in the Credit and Collection Policy that would, in either case, materially adversely affect the collectibility of the Receivables or the ability of the Seller to perform its obligations under the Agreement or this Supplement.

          Section 7.9.  Deposits to Lockbox Accounts and Canadian Accounts. The
                        --------------------------------------------------
Seller will deposit, or cause to be deposited, all Collections of Receivables into Lockbox Accounts and all Collections of Canadian Receivables into Canadian Accounts. The Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lockbox Account or any Canadian Account cash or cash proceeds other than Collections.

          Section 7.10.  Marking of Records. At its expense, the Seller will
                         ------------------
mark its records evidencing Receivables and related Contracts with a legend evidencing that such Receivables and related Contracts have been sold in accordance with the Agreement and this Supplement.

          Section 7.11. Further Assurances.  (a)  The Seller agrees from time to
                        ------------------
time, at its expense, promptly to execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Trustee, Series Representative or Certificateholder may reasonably request, to perfect, protect or more fully evidence the Receivables purchased under the Agreement, or to enable the Trustee, Series Representative or Certificateholders to exercise and enforce their respective rights and remedies under the

Agreement and this Supplement. Without limiting the foregoing, the Seller will, upon the request of the Trustee or Series Representative, execute and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Trustee or Series Representative may reasonably request, to perfect, protect or evidence such Receivables.

             (b) The Seller authorizes the Trustee and Series Representative to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Receivables, the Related Security, the related Contracts, the Collections and the other Trust Assets, with respect thereto without the signature of the Seller where permitted by law. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law.

          Section 7.12. Audits.  The Servicer will, from time to time during
                        ------
regular business hours as requested by the Liquidity Agent or Series Representative, permit the Liquidity Agent or Series Representative, or their respective agents or representatives (including independent public accountants, which may be the Servicer's independent public accountants), (i) to conduct periodic audits of the Receivables, the Related Security, other Trust Assets and the related books and records and collections systems of the Servicer, (ii) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Servicer relating to the Receivables and the Related Security, including, without limitation, the Contracts, and (iii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause (ii) above, and to discuss matters relating to the Receivables, the Related Security, the other Trust Assets or the Servicer's performance under the Agreement or hereunder with any of the officers or employees of the Servicer having knowledge of such matters; provided, however,
                                                            --------
that the rights granted pursuant to this Section 7.12 to the Liquidity Agent or Series Representative shall be without duplication of any such rights granted to the Liquidity Agent or Series Representative under the Agreement.


                                 ARTICLE VIII

                                 PAY-OUT EVENTS

          Section 8.1. Series 1996-1 Pay-Out Events.   If any one of the
                       ----------------------------
following events shall occur with respect to the Series 1996-1 Certificates:

          (a) failure on the part of the Seller or the Servicer (i) to provide the information necessary for the Series Representative or the Trustee to make, any payment, withdrawal or deposit required to be made by the Series Representative, the Trustee, Seller or the Servicer by the terms of (A) the Agreement or (B) this Supplement, on or before the date occurring in the case of any failure to make a payment pursuant to Section 5.3 or 5.4, the earlier of one Business Day after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Seller or the Servicer by the Trustee or the Series Representative, or to the Seller, the Servicer, the Series Representative and the Trustee by any Holder of Series 1996-1 Certificates or one Business Day after the date such payment or deposit is required to be made herein, (ii) to perform in all respects the Seller's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable, or (iii) to duly to observe or perform in any respect any covenants or agreements of the Seller set forth in the Agreement or this Supplement, and which failure continues unremedied for a period of 10 days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Seller by the Trustee or the Series Representative, or to the Seller, the Series Representative and the Trustee by any Holder of Series 1996-1 Certificates; provided, however, that if such
                                          --------  -------
failure to observe or perform in any respect any such covenants or agreements is not capable of being remedied within 10 days, no such 10 day period need elapse after any such written notice of failure shall have been given.

          (b) any representation or warranty made by the Seller in the Agreement or the Supplement shall prove to have been incorrect when made, which continues to be incorrect in any material respect for a period of 15 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee or the Series Representative, or to the Seller, the Series Representative and the Trustee by any Holder of Series 1996-1 Certificates; provided, however, that if such
                                          --------  -------
representation or warranty is not capable of being remedied by the Seller within 15 days, no such 15 day period need elapse after any such written notice of failure shall have been given; provided, further, that a Series 1996-1 Pay-Out
                               --------  -------
Event pursuant to this Section 7.1(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c)    any Servicer Default (other than a Servicer Default pursuant to
Section 10.01(a)(v) of the Agreement) shall occur;

          (d)    any Pay-Out Event shall occur;

          (e) the Trustee shall cease to have a perfected first priority ownership or security interest in the Receivables and the other Trust Assets;

          (f) the Seller shall fail to perform or observe any term or covenant on its part to be performed or observed contained in Section 7.5(a) hereof;

          (g) CRC shall not have received any fees payable to CRC by the Liquidity Agent pursuant to the fee letter dated the date hereof between the Liquidity Agent and the Series Representative; or

          (h)  a Termination Notice is given to the Servicer pursuant to Section
10.01 of the Agreement;

then, the Trustee shall promptly and in any event within five days notify the Series Representative of such Pay-Out Event and after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Certificates evidencing undivided interests aggregating more than 50% of the Invested Amount by notice then given in writing to the Trustee, the Series Representative, the Seller and the Servicer may declare that an early amortization event (a "Series
                                                                         ------
1996-1 Pay-Out Event") has occurred as of the date of such notice.
--------------------


                                  ARTICLE IX

                        OPTIONAL TERMINATION, REDUCTION
                       OR REPURCHASE; SERIES TERMINATION

          Section 9.1. Optional Termination.   The Series 1996-1 Certificates
                       --------------------
shall be subject to termination by the Seller at its option on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 10% of the sum of the Initial Invested Amount. The deposit required in connection with any such termination and final distribution shall be made to the Distribution Account and shall be equal to the sum of (i) the Invested Amount plus (ii) accrued and unpaid interest on the
                               ----
Series 1996-1 Certificates through the day prior to the Distribution Date on which the final distribution occurs, plus (iii) accrued and unpaid Fees, plus
                                     ----                                ----
(iv) accrued and unpaid Expenses.

          Section 9.2. Series 1996-1 Termination .  The right of the Series
                       -------------------------
1996-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1996-1 Termination Date unless such Series is a Series as specified in Section 12.02(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1996-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.


                                   ARTICLE X

                               FINAL DISTRIBUTION

          Section 10.1. Sale of Receivables or Certificateholders' Interest
                        ---------------------------------------------------
pursuant to Section 2.06 of the Agreement and Section 9.1 or 9.2 of this
------------------------------------------------------------------------
Supplement. (a) The amount to be paid by the Seller with respect to Series
----------
1996-1 in connection with a reassignment of Receivables to the Seller pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

          (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 10.1 or any amounts allocable to the Series 1996-1 Certificateholders' Interest deposited into the Distribution Account pursuant to Sections 9.1 or 9.2, the Trustee shall, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Invested Amount on such Distribution Date will be distributed to the Series Representative for payment to the Certificateholders and (y) an amount equal to the sum of (A) Interest for such Distribution Date and (B) any accrued and unpaid Fees and Expenses as of such Distribution Date, will be distributed to the Series Representative for payment to the Certificateholders and (ii) the balance, if any, will be distributed to the Servicer for its own account as an excess Servicer's fee.

          (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Series Representative pursuant to
Section 9.1 for payment to the Series 1996-1 Certificateholders shall be deemed distributed in full to the Series 1996-1 Certificateholders on the date on which such funds are distributed to the Series Representative pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          Section 10.2. Distribution of Proceeds of Sale, Disposition or
                        ------------------------------------------------
Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement.
------------------------------------------------------------------------
(a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of the Invested Amount, Fees and Interest on such Distribution Date from the Insolvency Proceeds and distribute such amount to the Series Representative for payment to the Certificateholders, provided that the amount of such distribution shall not exceed (i) the product of (x) the Insolvency Proceeds and (y) the Floating Allocation Percentage with respect to the related Monthly Period, plus (ii) Interest, Expenses and Fees. To the extent that the product of (A) the Insolvency Proceeds and (B) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Series Representative pursuant to the preceding sentence, the excess shall be allocated to the Servicer for its own account as an excess Servicer's fee and shall be released to the Servicer on such Distribution Date.

          (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Series Representative pursuant to this Section for payment to the Certificateholders shall be distributed in full to the Series 1996-1 Certificateholders on the date on which funds are
distributed to the Series Representative   pursuant to this Section and shall be
deemed to be a final distribution pursuant to Section 12.02 of the Agreement.


                                  ARTICLE XI

                           THE SERIES REPRESENTATIVE

          Section 11.1. Authorization and Action of the Series Representative.
                        -----------------------------------------------------
The Series 1996-1 Certificateholders, by acceptance of their respective Series 1996-1 Certificates, appoint and authorize the Series Representative to take such action as agent on their behalf and to exercise such powers under this Supplement as are delegated to the Series Representative by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.

          Section 11.2. The Series Representative's Reliance, Etc.   Neither the
                        -----------------------------------------
Series Representative nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or the Series Representative under or in connection with this Supplement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Series Representative: (a) may consult with independent legal counsel (including counsel for the Trust, the Seller or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to the Certificateholders or any other holder of any interest in the Trust Assets and shall not be responsible to the Certificateholders or any such other holder for any statements, warranties or representations made in or in connection with this Supplement; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Supplement on the part of the Seller, the Trust, the Certificateholders or the Servicer or to inspect the property (including the books and records) of the Seller, the Trust, the Certificateholders or the Servicer; (d) shall not be responsible to the Certificateholders or any other holder of any interest in Trust Assets for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Supplement; and (e) shall incur no liability under or in respect of this Supplement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile transmission) believed by it to be genuine and signed or sent by the proper party or parties; except in each case, for gross negligence or wilful misconduct on the part of the Series Representative.

          Section 11.3. The Series Representative and Affiliates.  Both
                        ----------------------------------------
CNAI and Banque Paribas and their Affiliates may generally engage in any kind of business with the Seller or the Servicer or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller, the Servicer or any Obligor or any of their respective Affiliates, all as if both CNAI and Banque Paribas were not the Series Representative and without any duty to account therefor to the Certificateholders or any other holder of an interest in Trust Asset.

          Section 11.4 Amendments, Waivers and Other Actions by the Series
                       ---------------------------------------------------
Representative.  The Series Representative reserves the right, in its sole
--------------
discretion, to exercise any rights and remedies available to the Series Representative under this Supplement (including, without limitation, the granting of any consent) or pursuant to applicable law, and also to agree to any amendment, modification or waiver of this Supplement, to the extent this Supplement provides for, or requires, the Series Representative's agreement (in its capacity as the Series Representative) to such amendment, modification or waiver.


                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

          Section 12.1. Delivery and Payment for the Series 1996-1
                        ------------------------------------------
Certificates. The Seller shall execute and deliver the Series 1996-1
------------
Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver the Series 1996-1 Certificates to or upon the order of the Seller when authenticated in accordance with Section 6.02 of the Agreement.

          Section 12.2. Form of Delivery of Series 1996-1 Certificates.  The
                        -----------------------------------------------
Certificates  shall be delivered as Registered Certificates as provided in
Section 6.01 of the Agreement.

          Section 12.3. Legend on Series 1996-1 Certificates.  (a)  Each
                        -------------------------------------
Certificate will bear a legend substantially in the following form:

          THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

          Section 12.4. Ratification of Agreement.  As supplemented by this
                        --------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

          Section 12.5. Counterparts.  This Supplement may be executed in any
                        ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          Section 12.6. GOVERNING LAW.  THIS SUPPLEMENT SHALL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 12.7. Instructions in Writing. Unless otherwise provided in
                        -----------------------
this Supplement, all instructions or other communications given by the Servicer or any other Person to the Trustee pursuant to this Supplement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission to the address and facsimile number of the Trustee set forth in the Agreement.

          Section 12.8. Confidentiality.  Except as otherwise required by
                        ---------------
applicable law, each of the Servicer, the Seller, the Trustee and their respective successors and permitted assigns agrees to maintain the confidentiality of this Supplement and each document related hereto or executed in connection herewith (including, without limitation, the Certificate Purchase Agreement), provided that this Supplement or any such document may be disclosed to such party's accountants, auditors and lawyers for purposes necessary to enforce or perform this Supplement or such document.

                          [SIGNATURE PAGE TO FOLLOW.]

          IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 1996-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                      MAIL-WELL TRADE RECEIVABLES
                                      CORPORATION
                                        Seller


                                      By:
                                          -----------------------------
                                          Name:
                                          Title:


                                      MAIL-WELL I CORPORATION
                                          Servicer


                                      By:
                                          -----------------------------
                                          Name:
                                          Title:


                                      NORWEST BANK COLORADO, NATIONAL
                                      ASSOCIATION, Trustee


                                      By:
                                          -----------------------------
                                          Name:
                                          Title:

                                                                       Exhibit A

                         [FORM OF INVESTOR CERTIFICATE]


               THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

No. _____                                                          $____________


                       MAIL-WELL RECEIVABLES MASTER TRUST
                           CERTIFICATE, SERIES 1996-1

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business by Mail-Well I Corporation ("Mail-Well" or the "Servicer") and certain of its
                          ---------          --------
Affiliates and other assets and interests constituting the Trust (as hereinafter defined) under the Agreement defined below.

          (Not an interest in or a recourse obligation of Mail-Well Trade Receivables Corporation, Mail-Well or any affiliate of either of them.)

          This certifies that _____________ (the "Certificateholder") is the
                                                  -----------------
registered owner of a fractional undivided interest in the Mail-Well Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing
                   -----
Agreement, dated as of November 13, 1996 (the "Pooling and Servicing Agreement";
                                               -------------------------------
such term to include any amendment thereto or restatement thereof) by and between Mail-Well Trade Receivables Corporation, as Seller (the "Seller"), Mail-
                                                                 ------
Well, as the Servicer, and Norwest Bank Colorado, National Association, as Trustee (the "Trustee"), and the Series 1996-1 Supplement, dated as of November
              -------
13, 1996 (the "Series 1996-1 Supplement"), among the Seller, the Servicer and
               ------------------------
the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1996-1 Supplement, is herein referred to as the "Agreement." The corpus of the
                                                 ---------
Trust consists of all of the Seller's right, title and interest in, to and under the Trust Assets (as defined in the Agreement).

          This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Seller, the Servicer and the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "Mail-Well Corporation Master Trust Certificates, Series 1996-1" (the "Certificates"),
                                                                 ------------
each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended or restated from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

          The Seller has structured the Agreement and the Certificates with the intention that the Certificates will qualify under applicable tax law as indebtedness, and both the Seller and each holder of a Certificate (a

"Certificateholder") or any interest therein by acceptance of its Certificate or
------------------
any interest therein, agrees to treat the Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          Each Certificate represents the right to receive interest at the Certificate Rate. Interest and principal on the Certificates will accrue from the Closing Date and will be distributed on December 15, 1996, and on the 15th day of each calendar month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), in an amount
                                           -----------------
determined as provided in the Series 1996-1 Supplement.

          On the earliest of (i) the November 15, 2001 Distribution Date, (ii) the first Distribution Date following the occurrence of a Series 1996-1 Pay-Out Event and (iii) such other date agreed upon by the Series 1996-1 Certificateholders and the Series Representative, interest and principal will be distributed to the Certificateholders monthly on each Distribution Date prior to the Series Termination Date. Interest for any Distribution Date will include accrued interest at the Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Certificate Rate.

          "Invested Amount" means, on any date of determination, an amount equal
           ---------------
to (a) the initial principal balance of the Certificates, minus (b) the
                                                          -----
aggregate amount of principal payments made to Certificateholders prior to such date, and plus (c) all Increases; provided that if such Invested Amount shall
          ----
have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Invested Amount shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

          All principal of and interest on the Certificates are due and payable no later than the November 15, 2002 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termination Date").
                                                      -----------------------
After the Series Termination Date, neither the Trustee nor the Seller will have any further obligation to distribute principal or interest on the Certificates. In the event that the Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to the sum of the Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Series 1996-1 Certificates), and shall pay the proceeds to the Certificateholders pro rata in final payment of the Certificates.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                          [SIGNATURE PAGE TO FOLLOW.]

          IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed under its official seal.

                              MAIL-WELL TRADE RECEIVABLES
                              CORPORATION


                              By:
                                  --------------------------
                                  Name:
                                  Title:


Dated:

                         CERTIFICATE OF AUTHENTICATION


          This is one of the Certificates referred to in the Agreement.

                                        NORWEST BANK COLORADO, NATIONAL
                                        ASSOCIATION, as Trustee


                                        By:
                                            ---------------------------
                                            Name:
                                            Title: